Exhibit 10.7

6-1162-ELP-0762

United Air Lines, Inc.

P. O. Box 60100

Chicago, IL 60601-0100

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Guarantees

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] guarantees in the Attachments. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If, at the time of delivery of the Aircraft or if Boeing so notifies Customer , such notice to be reasonably prompt, in writing at any time prior to delivery of the Aircraft, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantees

BOEING / UNITED PROPRIETARY

UNITED AIR LINES, INC.

6-1162-ELP-0762

Very truly yours,

THE BOEING COMPANY

By	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By	/s/ Kathryn A. Mikells

Its	Executive Vice President and Chief Financial Officer

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] _Guarantees

BOEING / UNITED PROPRIETARY

Attachment A1

No. 6-1162-ELP-0762

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL IN ATTACHMENT A1 PAGES 1 TO 24 OMITTED AND FILED

SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

P.A. No. 3427

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

Attachment A2

No. 6-1162-ELP-0762

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL FROM ATTACHMENT A2 PAGES 1 TO 23 OMITTED AND FILED

SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

Attachment A3

No. 6-1162-ELP-0762

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL FROM ATTACHMENT A3 PAGES 1 TO 24 OMITTED AND FILED

SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

P.A. No. 3427

BOEING / UNITED PROPRIETARY

Attachment A4

No. 6-1162-ELP-0762

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL FROM ATTACHMENT A4 PAGES 1 TO 24 OMITTED AND FILED

SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT]

P.A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY